UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2013

EQT Midstream Partners, LP

(Exact name of registrant as specified in its charters)

DELAWARE	1-35574	37-1661577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On July 15, 2013, EQT Midstream Partners, LP (the “Partnership”), EQT Midstream Services, LLC, the general partner of the Partnership (the “General Partner”), and Equitrans, LP, a wholly-owned subsidiary of the Partnership (“Equitrans”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Sunrise Pipeline, LLC (“Sunrise”) and EQT Investments Holdings, LLC, the sole member of Sunrise and a wholly-owned subsidiary of EQT Corporation (“Holdings”), pursuant to which Sunrise will merge with and into Equitrans, with Equitrans continuing as the surviving company (the “Merger”).  Sunrise owns a 41.5 mile 24-inch diameter Federal Energy Regulatory Commission regulated pipeline that parallels and interconnects with the segment of Equitrans’ transmission and storage system from Wetzel County, West Virginia to Greene County, Pennsylvania, the Jefferson compressor station, and an interconnect with Texas Eastern in Greene County (collectively, the “Sunrise Pipeline”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, the membership interests of Sunrise outstanding immediately prior to the effective time will be converted into the right to receive the merger consideration of at least $540,000,000 (the “Merger Consideration”) consisting of (a) $507,500,000 in cash, and (b) common units and general partner units of the Partnership having a value of $32,500,000. The per unit price to be used in determining the value of such general partner units and such common units will be the public offering price of common units in a firm commitment underwritten public offering of common units by the Partnership registered under the Securities Act of 1933, as amended (the “Securities Act”), the net proceeds of which are to be used in part to fund a portion of the Merger Consideration (the “Offering”).  The common units and general partner units to be issued to subsidiaries of EQT Corporation as part of the Merger Consideration will be issued and sold in a private transaction exempt from registration under Section 4(2) of the Securities Act (the “Private Placement”).  In addition, the Partnership has agreed to pay additional consideration for the Merger (the “Deferred Consideration”) in cash to the General Partner upon the effectiveness of any additional transportation agreement(s) on the Sunrise Pipeline through December 31, 2014. The Deferred Consideration is calculated based on a formula that takes into account the revenue rate of such additional transportation agreement(s) against a standard contract value set forth in the Merger Agreement.

The Merger Agreement contains customary representations and warranties, indemnification obligations and covenants by the parties.  The Merger Agreement may be terminated by the Partnership or Holdings if the conditions to closing have become incapable of fulfillment prior to September 30, 2013.  Consummation of the Merger is expected to occur in July and is subject to customary closing conditions, in addition to the condition that the Offering shall have been consummated and the Partnership shall have received at least $300,000,000 in net Offering proceeds.  There can be no assurance that all of the closing conditions will be satisfied.  The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the full text of such agreement.  A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The General Partner serves as the general partner of the Partnership, holding a 2% general partner interest and all incentive distribution rights in the Partnership.  EQT Corporation currently indirectly owns (a) 100% of the General Partner, which allows it to control the Partnership and to own the 2% general partner interest and all incentive distribution rights in the Partnership and (b) an approximate 57.4% limited partner interest in the Partnership.

The Conflicts Committee of the Board of Directors of the General Partner recommended approval of the Merger to the Board of Directors, which then approved the Merger.  The Conflicts Committee, which is composed entirely of independent directors, retained independent legal and financial advisors to assist in evaluating and negotiating the Merger.

The Merger Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Merger Agreement.  They are not intended to provide any other factual information about the Partnership, the General Partner or Holdings or their respective subsidiaries or affiliates or equity holders.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the

Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other as a way of allocating contractual risk between them that differ from those applicable to investors.  Moreover, the subject matter of the representations and warranties are subject to more recent developments.  Accordingly, investors should be aware that these representations, warranties and covenants or any description thereof alone may not describe the actual state of affairs of the Partnership, the General Partner, Holdings or their respective subsidiaries, affiliates, businesses or equity holders as of the date they were made or at any other time.

Item 2.02              Results of Operations and Financial Condition.

While the Partnership has not yet closed its books for the quarter ended June 30, 2013, and the Partnership’s independent registered public accounting firm has not completed its review of the Partnership’s results for the quarter, set forth below are certain preliminary estimates of the results of operations that the Partnership expects to report for the quarter ended June 30, 2013. The Partnership’s actual results may differ materially from these estimates due to the completion of its financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results for the second quarter are finalized.

Estimated net income for the quarter totaled $17.9 million and estimated adjusted EBITDA was $23.4 million.  In addition, the Partnership announced an increase in quarterly cash distribution to $0.40 per unit, an 8% increase over the prior quarter cash distribution.

As used herein, the Partnership defines adjusted EBITDA as net income (loss) plus net interest expense, income tax expense (if applicable), depreciation and amortization expense, non-cash long-term compensation expense, and other non-cash adjustments (if applicable) less other income and the Sunrise Pipeline lease payment. Adjusted EBITDA is a non-GAAP supplemental financial measure that management and external users of the Partnership’s financial statements, such as industry analysts, investors, lenders and rating agencies, use to assess:

•      performance versus prior periods;

•      the Partnership’s operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods;

•      the ability of the Partnership’s assets to generate sufficient cash flow to make distributions to the Partnership’s unitholders;

•      the Partnership’s ability to incur and service debt and fund capital expenditures; and

•      the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

The Partnership believes that adjusted EBITDA provides useful information to investors in assessing the Partnership’s financial condition and results of operations. Adjusted EBITDA should not be considered an alternative to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect net income and net cash provided by operating activities. Additionally, because adjusted EBITDA may be defined differently by other companies in its industry, the Partnership’s definition of adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

The table below reconciles estimated adjusted EBITDA with estimated net income as derived from the Partnership’s estimated results for the quarter ended June 30, 2013.

Three Months Ended
June 30, 2013
Reconciliation of Estimated Adjusted EBITDA to Estimated Net Income
Estimated net income	$17,890
Add:
Estimated interest expense, net	6,485
Estimated depreciation and amortization	7,858
Estimated non-cash long-term compensation expense	209
Estimated non-cash reserve adjustment	(430)
Less:
Estimated sunrise lease payment	(8,338)
Estimated other income	(229)
Estimated Adjusted EBITDA	$23,445

Item 7.01                                           Regulation FD Disclosure.

On July 15, 2013 the Partnership issued a press release related to the foregoing. A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K.  The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired

Audited financial statements of Sunrise at December 31, 2012 and 2011 and for the years ended December 31, 2012 and 2011, the notes related thereto and the Report of Independent Auditors issued by Ernst & Young LLP, as well as the unaudited financial statements of Sunrise at March 31, 2013 and for the three months ended March 31, 2013 and 2012 and the notes related thereto, are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

(b)         Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial statements of the Partnership for the year ended December 31, 2012 and as of and for the three months ended March 31, 2013 and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(d)                                 Exhibits.

2.1                                    Agreement and Plan of Merger by and among EQT Investments Holdings, LLC, EQT Midstream Services, LLC, Sunrise Pipeline, LLC, EQT Midstream Partners, LP and Equitrans, LP, dated as of July 15, 2013. The Partnership will furnish supplementaly a copy of any omitted schedule and similar attachment to the Commission upon request.

23.1                           Consent of Independent Registered Public Accounting Firm.

99.1                           Audited Financial Statements of Sunrise Pipeline, LLC as of and for the years ended December 31, 2012 and 2011, including the notes thereto.

99.2                           Unaudited Financial Statements of Sunrise Pipeline, LLC as of and for the three months ended March 31, 2013, including the notes thereto.

99.3                           Unaudited Pro Forma Condensed Consolidated Financial Statements of EQT Midstream Partners, LP as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012, including the notes thereto.

99.4                           Press Release of EQT Midstream Partners, LP dated July 15, 2013.

Except for historical information contained herein, statements in this Form 8-K and the exhibits furnished herewith contain forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include, but are not limited to, statements regarding: plans, strategies, and timing of the transactions contemplated under the Merger Agreement and the anticipated Offering. The Partnership has based these forward-looking statements on current expectations and assumptions about future events.  While the Partnership considers these expectations and assumptions to be reasonable, these statements are not guaranties of future performance or events and are subject to significant business, economic, competitive, regulatory and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Partnership’s control, that could cause actual results to differ materially from projected results. With respect to the proposed transactions, these risks and uncertainties include, among others, the risks that the conditions to closing under the Merger Agreement may not be satisfied and that the Offering may not occur.   Additional risks and uncertainties include, but are not limited to, those set forth under Item 1A, “Risk Factors” of the Partnership’s Form 10-K filed for the year ended December 31, 2012, as updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Midstream Partners, LP
(Registrant)

	By:	EQT Midstream Services, LLC, its General Partner

	By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

Date: July 15, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger by and among EQT Investments Holdings, LLC, EQT Midstream Services, LLC, Sunrise Pipeline, LLC, EQT Midstream Partners, LP and Equitrans, LP, dated as of July 15, 2013. The Partnership will furnish supplementally a copy of any omitted schedule and similar attachment to the Commission upon request.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Financial Statements of Sunrise Pipeline, LLC as of and for the years ended December 31, 2012 and 2011, including the notes thereto.

99.2	Unaudited Financial Statements of Sunrise Pipeline, LLC as of and for the three months ended March 31, 2013, including the notes thereto.

99.3

Unaudited Pro Forma Condensed Consolidated Financial Statements of EQT Midstream Partners, LP as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012, including the notes thereto.

99.4	Press Release of EQT Midstream Partners, LP dated July 15, 2013.